Exhibit 99.16
                       GE CAPITAL MORTGAGE SERVICES, INC.
                                MONTHLY STATEMENT
                                   April, 1998
           Series 1998-6B, REMIC Multi-Class Pass-Through Certificates

     Pursuant to the Pooling and Servicing Agreement dated as of March 1, 1998 (the "Agreement") between GE Capital Mortgage Services, Inc. (the "Company") and State Street Bank (the "Trustee"), governing the Certificates referred to above, the Company hereby certifies to the Trustee:

       Weighted average coupon                      %     7.464352
                                                       ------------
       Weighted average maturity                            356.48
                                                       ------------
 A.      Amount of distribution allocable to principal and interest:
           The amounts below are for a Single Certificate of $1,000:
       1.                        Principal
              Principal Per   Prepayments Per   Interest Per
       Class  Certificate      Certificate      Certificate     Payout Rate
       -----  -----------      -----------      -----------     -----------
       2PO    $   0.89380469  $    0.03054599  $ 0.00000000   %  0.00000000
       2A1    $  41.91670769  $   34.44395077  $ 5.62500000   %  6.75000000
       2A2    $   6.50416298  $    5.34462485  $ 5.62500006   %  6.75000007
       2A3    $   5.41473429  $    4.44941540  $ 5.62500000   %  6.75000000
       2A4    $   0.00000000  $    0.00000000  $ 5.62500023   %  6.75000027
       2A5    $   0.00000000  $    0.00000000  $ 5.62500031   %  6.75000037
       2A6    $   0.00000000  $    0.00000000  $ 5.35416657   %  6.42499988
       2A7    $   0.00000000  $    0.00000000  $ 6.43750030   %  7.72500036
       2A8    $   0.00000000  $    0.00000000  $ 5.62500000   %  6.75000000
       2M     $   0.76288506  $    0.00000000  $ 5.62500000   %  6.75000000
       2B1    $   0.76288395  $    0.00000000  $ 5.62500191   %  6.75000230
       2B2    $   0.76288632  $    0.00000000  $ 5.62500340   %  6.75000408
       2B3    $   0.76288778  $    0.00000000  $ 5.62500191   %  6.75000230
       2B4    $   0.76288012  $    0.00000000  $ 5.62500191   %  6.75000230
       2B5    $   0.76288703  $    0.00000000  $ 5.62499629   %  6.74999555

       2.      Unanticipated Recoveries:                   $           0.00
                                                             ---------------
 B.   Accrual Amount
       1.   Class               Accrual Amount
            N/A             $       N/A

       2.  The amount of servicing compensation received by the Company during
           the month preceding the month of distribution:  $      20,326.39
                                                             ---------------

C. The amounts below are for the aggregate of all Certificates:

       1.     The Pool Scheduled Principal Balance:        $ 325,038,214.40
                                                             ---------------

       2.     The aggregate number of Mortgage Loans included in the Pool
              Scheduled Principal Balance set forth above:            1,034
                                                             ---------------
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       3.  Beginning Aggregate Ending Aggregate         Ending
            Class Certificate  Class Certificate  Single Certificate
Class       Principal Balance  Principal Balance       Balance        Cusip
-----       -----------------  -----------------       -------        -----
2PO        $        171,872.00  $     171,718.38  $        999.11   GEC986PO2
2A1        $      3,250,000.00  $   3,113,770.70  $        958.08   36158GBS6
2A2        $     80,195,000.00  $  79,673,398.65  $        993.50   36158GBT4
2A3        $    126,000,000.00  $ 125,317,743.48  $        994.59   36158GBU1
2A4        $     21,909,000.00  $  21,909,000.00  $      1,000.00   36158GBV9
2A5        $     16,135,000.00  $  16,135,000.00  $      1,000.00   36158GBW7
2A6        $     24,879,000.00  $  24,879,000.00  $      1,000.00   36158GBX5
2A7        $      8,293,000.00  $   8,293,000.00  $      1,000.00   36158GBY3
2A8        $     32,500,000.00  $  32,500,000.00  $      1,000.00   36158GBZ0
SUP2       $    316,868,622.90  $ 315,526,945.32  $        995.77
2M         $      6,038,000.00  $   6,033,393.70  $        999.24   36158GCA4
2B1        $      2,611,000.00  $   2,609,008.11  $        999.24   36158GCB2
2B2        $      1,469,000.00  $   1,467,879.32  $        999.24   36158GCC0
2B3        $      1,305,500.00  $   1,304,504.05  $        999.24   36158GCH9
2B4        $        652,750.00  $     652,252.03  $        999.24   36158GCJ5
2B5        $        979,293.09  $     978,546.00  $        999.24   36158GCK2

D. The aggregate number and aggregate Principal Balances of Mortgage Loans which, as of the close of business on the last day of the month preceding the related Determination Date, were delinquent:

       1.   30-59 days
            Number            1        Principal Balance  $        392,000.00
                              --------                      ------------------
       2.   60-89 days
            Number            0        Principal Balance  $              0.00
                              --------                      ------------------
       3.   90 days or more
            Number            0        Principal Balance  $              0.00
                              --------                      ------------------
       4.   In Foreclosure
            Number            0        Principal Balance  $              0.00
                              --------                      ------------------
       5.   Real Estate Owned
            Number            0        Principal Balance  $              0.00
                              --------                      ------------------
       6. The Scheduled Principal Balance of any Mortgage Loan replaced pursuant to the Pooling And Servicing Agreement:
                                                          $              0.00
                                                            ------------------
       7. The Certificate Interest Rate applicable to the Interest Accrual Period relating to such Distribution Date applicable to any floating index certificate:
                                 Certificate Interest
                Class                    Rates
                -----                    -----
                 2A6             %     6.42499988
                 2A7             %     7.72500036

E.     Other Information:

       1.   Special Hazard Loss Amount:                    $            0.00
                                                              ---------------

       2.   Bankruptcy Loss Amount:                        $            0.00
                                                              ---------------

       3.   Fraud Loss Amount:                             $            0.00
                                                              ---------------

       4.   Certificate Interest Rate of the Class S Certificate:  %  0.47452558
                                                              ------------------
*It has been the Company's experience that, with respect to the first Distribution Date after the closing of a securitization containing a large number of recently originated or acquired Mortgage Loans, the number of Mortgage Loans 30-59 days delinquent may be inflated due to the borrowers sending monthly payments to the wrong location or delays by the Company in inputting the Mortgage Loans on its servicing system. It has also been the Company's experience that for the majority of such Mortgage Loans the routing of borrowers' monthly payments has corrected itself by the second Distribution Date. However, the Company makes no assurances as to the level of delinquent Mortgage Loans for future Distribution Dates.